UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2013

COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
________________________________________________________

Delaware	1-06732	95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 South Street Morristown, New Jersey		07960
(Address of principal executive offices)		(Zip Code)

(862) 345-5000
(Registrant’s telephone number, including area code)
________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 16, 2013, Covanta Holding Corporation held its Annual Meeting of Stockholders. At that meeting, stockholders voted on the following proposals:

1.	To elect ten directors to serve a one-year term that will expire at the next Annual Meeting of Stockholders. Each director was elected with the votes cast as follows:

Directors	For	Withheld	Broker Non-Votes
David M. Barse	101,556,772	768,909	13,729,668
Ronald J. Broglio	101,941,849	383,832	13,729,668
Peter C.B. Bynoe	76,379,966	25,945,715	13,729,668
Linda J. Fisher	101,995,712	329,969	13,729,668
Joseph M. Holsten	101,994,188	331,493	13,729,668
Anthony J. Orlando	101,667,596	658,085	13,729,668
William C. Pate	101,520,260	805,421	13,729,668
Robert S. Silberman	100,075,017	2,250,664	13,729,668
Jean Smith	100,036,459	2,289,222	13,729,668
Samuel Zell	101,019,125	1,306,556	13,729,668

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the 2013 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,440,339	584,575	28,207	2,228

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2013

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary